SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED) (Details 1) - USD ($) $ in Thousands		Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves [Line Items]
Future oil and gas sales		$ 28,514	$ 1,819
Future production costs		(15,939)	(983)
Future development costs		(3,388)	0
Future income tax expense	[1]	0	0
Future net cash flows		9,187	836
10% annual discount		(2,531)	(228)
Standardized measure of discounted future net cash flows		$ 6,656	$ 608	$ 23,254

[1]	Calculations of the standardized measure of discounted future net cash flows include the effect of estimated future income tax expenses for all years reported. The Company expects that all of its Net Operating Loss’ (“NOL”) will be realized within future carry forward periods. All of the Company's operations, and resulting NOLs, are attributable to its oil and gas assets.